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                                                                      EXHIBIT 13




                    CERTIFICATION PURSUANT TO RULE 13A-14(b)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


     Pursuant to section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and (b) of section 1350, chapter 63 of title 18, United States Code), the undersigned officer of Vernalis plc, a company incorporated under the laws of England and Wales (the "Company"), hereby certifies, to such officer's knowledge, that:

     The Transition Report on Form 20-F for the eight month period from May 1, 2003 to December 31, 2003 (the "Report") of the Company fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934 and information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Dated:  15th June 2004

                           /s/  Simon J. Sturge
                           -----------------------------------
                           Simon J. Sturge
                           Chief Executive Officer


     The foregoing certification is being furnished solely pursuant to section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and (b) of section 1350, chapter 63 of title 18, United States Code) as an exhibit to the Report.




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                    CERTIFICATION PURSUANT TO RULE 13a-14(b)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


     Pursuant to section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and (b) of section 1350, chapter 63 of title 18, United States Code), the undersigned officer of Vernalis plc, a company incorporated under the laws of England and Wales (the "Company"), hereby certifies, to such officer's knowledge, that:

     The Transition Report on Form 20-F for the eight month period from May 1, 2003 to December 31, 2003 (the "Report") of the Company fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934 and information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Dated:  15th June 2004

                           /s/  Anthony J. Weir
                           -----------------------------------
                           Anthony J. Weir
                           Chief Financial Officer


     The foregoing certification is being furnished solely pursuant to section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and (b) of section 1350, chapter 63 of title 18, United States Code) as an exhibit to the Report.